Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. ss.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Comtech Telecommunications Corp. (the “Company”) on Form 10-Q for the period ended October 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth H. Traub, Chairman of the Board, President and Chief Executive Officer of the Company, certify that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 11, 2025

/s/ Kenneth H. Traub
Kenneth H. Traub, Chairman of the Board, President and Chief Executive Officer